UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): December 21, 2010

CFO CONSULTANTS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-149294	42-1749358

(Commission File Number)	(IRS Employer Identification No.)

Rm. 2102 F & G, Nan Fung Centre, 264-298 Castle Peak Rd.

Tsuen Wan, N.T., Hong Kong

(Address of principal executive offices and zip code)

+852 2412 2208

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 21, 2010, CFO Consultants, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”), with certain accredited investors (the “Investors”) for the issuance and sale of an aggregate of (i) 9,200,000 shares of the Company’s common stock, par value $.001 per share (the “Shares”) and (ii) warrants to purchase up to 1,840,000 shares of the Company’s common stock underlying the warrants (the “Warrant Shares”), each such warrant having an initial exercise price of $0.325 per share and expiring on the three year anniversary of the effective date of the increase of the Company’s authorized shares of its common stock (the “Authorized Increase Date”), for aggregate gross proceeds equal to approximately $2,300,000 (the “Offering”).

In connection with the Offering, the Company an its majority stockholder, Kai Bo Holdings Ltd. (“Kai Bo”), entered into a certain escrow agreement (the “Make Good Escrow Agreement”) with the Investors pursuant to which Kai Bo placed 4,600,000 shares of its common stock of the Company into escrow for distribution of up to 2,300,000 shares to Investors in each of 2011 and 2012 in the event that it fails to reach certain net income targets for its 2010 and 2011 fiscal years.  Pursuant to the Make Good Escrow Agreement, if the Company’s after tax net income for fiscal 2010 is less than 95% of $25,882,536 (95% of such amount being the “2010 Guaranteed ATNI”), the escrow agent will transfer to each Investor on a pro rata basis a number of shares that is equal to 115,000 shares of common stock for each full percentage point by which the 2010 Guaranteed ATNI was not achieved up to a maximum of 2,300,000 shares.  If the Company’s after tax net income for fiscal 2011 is less than 95% of $33,382,670 (95% of such amount being the “2011 Guaranteed ATNI”), the escrow agent will transfer to each Investor a number of shares that is equal to 115,000 shares of commons stock for each full percentage point by which the 2011 Guaranteed ATNI was not achieved up to a maximum of 2,300,000 shares.  For the purposes of the Make Good Escrow Agreement, after tax net income excludes any expense item (other than tax expense and interest expense) deducted in determining net income not appearing under the heading “Operating expenses” on the Company’s Consolidated Statement of Operations, including but not limited to fair value change on derivatives, warrants and make good shares.

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, in which it agreed to file a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale the Shares, the Warrant Shares and the shares underlying the Agent Warrants (defined below) within 60 calendar days of the closing date of the Offering, and to use its best efforts to have the registration statement declared effective within 180 calendar days of the closing date of the Offering.  The Company is obligated to pay liquidated damages of 1% of the dollar amount of the Shares sold in the Offering per month, payable in cash, up to a maximum of 10%, if the registration statement is not filed within the foregoing time periods or if the Company does not respond in the time period prescribed in the Registration Rights Agreement to comments received from the SEC on the Registration Statement.  ROTH Capital Partners, LLC (“Roth”) acted as the exclusive financial advisor and placement agent for the Company.  Roth received warrants to purchase up to 920,000 shares of the Company’s common stock at a price per share of $0.325 (the “Agent Warrants”), as well as $161,000 in cash.  The Agent Warrants are for a term of three years from the Authorized Increase Date and have a cashless exercise feature.

The securities were issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions not involving a public offering, and/or Regulation D or Regulation S, promulgated thereunder, and in reliance upon exemptions from registration under applicable state securities laws.

A copy of the Purchase Agreement, the Make Good Escrow Agreement and the Registration Rights Agreement are incorporated herein by reference as Exhibits 10.1, 10.2 and 4.1, respectively, to this Form 8-K.

Item 3.02            UNREGISTERED SALES OF EQUITY SECURITIES.

The Company hereby incorporates by reference its response in Item 1.01 with regard to the terms, conditions and sale of the Shares. Each Investor represented to the Company that it was a “accredited investor” and made other investment representations and agreed that the certificates representing the Shares and Warrant Shares shall bear a restrictive legend against resale without registration under the Securities Act.

A copy of the Purchase Agreement, the Make Good Escrow Agreement and the Registration Rights Agreement are incorporated herein by reference as Exhibits 10.1, 10.2 and 4.1, respectively, to this Form 8-K. The descriptions of the Purchase Agreement, the Make Good Escrow Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the exhibits filed herewith and incorporated by this reference.

The sale of the securities was made pursuant to Section 4(2) of the Securities Act for transactions not involving a public offering and/or Regulation D or Regulation S, as promulgated by the SEC under the Securities Act, and in reliance upon exemptions from registration under applicable state securities laws.

Item 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit No.:	Description:

4.1	Registration Rights Agreement dated as of December 21, 2010 by and among CFO Consultants, Inc. and the several investors named therein.

4.2	Form of Investor Warrant

4.3	Form of Placement Agent Warrant

10.1	Securities Purchase Agreement dated as of December 21, 2010 by and among CFO Consultants, Inc. and the several investors named therein.

10.2	Make Good Escrow Agreement dated as of December 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CFO CONSULTANTS, INC.

By:	/s/ Joanny Kwok
Name	Joanny Kwok
Title:	Chief Executive Officer

Dated: December 22, 2010

Exhibit Index

Exhibit No.:	Description:

4.1	Registration Rights Agreement dated as of December 21, 2010 by and among CFO Consultants, Inc. and the several investors named therein.

4.2	Form of Investor Warrant

4.3	Form of Placement Agent Warrant.

10.1	Securities Purchase Agreement dated as of December 21, 2010 by and among CFO Consultants, Inc. and the several investors named therein.

10.2	Make Good Escrow Agreement dated as of December 21, 2010